Rule 497(c)
                                                    1940 Act File No. 811-06221
                                                     1933 Act Reg. No. 33-37959

PROSPECTUS                                                     JANUARY 31, 2005

                        (BRANDYWINE ADVISORS FUND LOGO)

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK
  BEFORE INVESTING IN BRANDYWINE
  ADVISORS FUND                                                              1

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVE, STRATEGIES
  AND RISKS                                                                  3

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                         4

MANAGEMENT OF THE FUND                                                       4

DETERMINING NET ASSET VALUE                                                  4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                     5

INVESTING IN BRANDYWINE
  ADVISORS FUND                                                              5

   How to Open Your Brandywine
     Advisors Fund Account                                                   5

   How to Buy Additional Shares of
     Brandywine Advisors Fund                                                7

   How to Sell Shares of
     Brandywine Advisors Fund                                                7

   Payment of Redemption Proceeds                                            8

   Disclosures Related to
     Market Timing                                                           9

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                  9

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               10

ACCOUNT SERVICES AND POLICIES                                               10

FINANCIAL HIGHLIGHTS                                                        10

PRIVACY POLICY                                                              12

HOUSEHOLD DELIVERY OF
  SHAREHOLDER DOCUMENTS                                                     12

SHARE PURCHASE APPLICATION                                                  13

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

                            QUESTIONS YOU SHOULD ASK
                              BEFORE INVESTING IN
                            BRANDYWINE ADVISORS FUND

1.   WHAT IS THE FUND'S GOAL?

Brandywine Advisors Fund seeks capital appreciation.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     Brandywine Advisors Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Brandywine Advisors Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Advisors Fund primarily invests in companies having market capitalizations between $2 billion and $15 billion. It targets fundamentally sound companies that are experiencing a positive change.

     The Fund adheres to a firm sell discipline.  The Fund will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o  When investor expectations have become unrealistically high

     o  When it finds a better investment

     While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate of approximately 200-300%, it also causes the Fund to keep seeking better investment alternatives.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Fund is actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.


     Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the Fund that have been disruptive to the Fund. The Fund's officers receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The Fund's officers will report to the Board of Directors any such unusual trading in shares of the Fund. In such event, the Fund's Board of Directors will reconsider its decision not to adopt policies and procedures.


     The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns over 1 year and since inception compare with those of the S&P MidCap 400, Russell MidCap Index and Russell MidCap Growth Index. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Fund may perform better or worse in the future.


                            BRANDYWINE ADVISORS FUND
                      (Total return for the calendar year)

                         2001                   -19.24%
                         2002                   -16.92%
                         2003                    28.81%
                         2004                     9.89%


Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 14.92% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.66% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS                               SINCE THE EFFECTIVE
   (FOR THE PERIODS ENDED                       ONE         DATE OF THE FUND
     DECEMBER 31, 2004)                         YEAR       (OCTOBER 31, 2000)
     ------------------                         ----       ------------------
Brandywine Advisors
   Return before taxes                          9.89%           -0.60%
   Return after taxes
     on distributions(1)<F1>                    9.89%           -0.60%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>                      6.43%           -0.51%
S&P 500(2)<F2>(3)<F3>                          10.88%           -2.34%
Russell MidCap(2)<F2>(4)<F4>                   20.22%            6.64%
Russell MidCap Growth(2)<F2>(5)<F5>            15.48%           -5.63%


(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell MidCap, a trademark of the Frank Russell Company, measures the performance of the 800 smallest of the 1,000 largest publicly traded companies in the U.S. equity market and does include income.
(5)<F5> The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index and does include income.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                              None
   Maximum Deferred Sales Charge (Load)                          None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                                 None
   Redemption Fee                                                None*<F6>
   Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                               1.00%
   Distribution and/or Service (12b-1) Fees                      0.06%
   Other Expenses                                                0.14%
                                                                 -----
   Total Fund Operating Expenses                                 1.20%

*<F6> The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

Example:

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       ------             -------             -------             --------
        $122                $381                $660               $1,455

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                        THE FUND'S INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors may lose money.

  The Fund will not take temporary defensive positions. However it will invest in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements and hold some cash so that it can pay expenses and satisfy redemption requests. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                        THE FUND'S INVESTMENT STRATEGIES

  The Fund's investment adviser believes the Fund is most likely to achieve its investment objective if it consistently invests in companies whose earnings exceed the expectations of the investment community. Accordingly, the Fund invests in fundamentally sound companies that are experiencing a positive change. The Fund's investment adviser believes fundamentally sound companies generally have some or all of the following attributes:

      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or ser-vices rather than earnings or losses from non-recurring events)

  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUND


  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The Fund's investment adviser believes that the following are the main reasons why common stocks or ADRs purchased by the Fund may decline in value.


  1. The Fund's investment adviser was incorrect in its assessment of a company's prospects.

  2. The Fund's investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                        DISCLOSURE OF PORTFOLIO HOLDINGS


  The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings.


                             MANAGEMENT OF THE FUND

                               ABOUT THE ADVISER

  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolio for the Fund. The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Fund, Friess Associates, LLC is the investment adviser to the Brandywine Fund, Brandywine Blue Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.

                                  COMPENSATION

  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Fund pays the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

  The Adviser, NOT THE FUND, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

  All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority.


  Mr. D'Alonzo has been an officer of the Fund since 2000 and a director since 2001 and Chairman of the Board of Directors since 2004. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Foster Friess has been an officer and a director of Brandywine Advisors Fund since it was incorporated in 2000. He is also Chairman of both the Adviser and the Sub-Adviser.


                         SERVICE AND DISTRIBUTION PLAN

  The Fund has adopted a service and distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and shareholder servicing fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than other types of sales charges.

                          DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value ("NAV"). The Fund calculates NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates NAV based on the market price of the securities (other than money market instruments) it holds.


  If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset
value per share.   Market quotations may not be available, for example, if
trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.


  The Fund's NAV can be found daily on the Fund's website, www.brandywinefunds.com, and in the mutual fund listings of most major newspapers under the heading "Brandywine Funds". The Nasdaq symbol for the Fund is "BWAFX".


             ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

  The Fund's shares are primarily sold through broker-dealers, financial institutions or other service providers ("Servicing Agents") with whom the Fund has entered into an agreement. Shares sold through these Servicing Agents are not subject to any minimum investment requirements.

  The Board of Directors has established $10,000 as the minimum initial investment in the Fund for shares that are not sold through Servicing Agents.

  Employees, officers and directors of the Fund, the Adviser or the Sub-Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The Fund's officers may also, but are not required to, waive or lower the minimum requirements for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                  INVESTING IN
                            BRANDYWINE ADVISORS FUND

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                        BRANDYWINE ADVISORS FUND ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

TO OPEN A NEW ACCOUNT                  $10,000
TO ADD TO AN EXISTING ACCOUNT           $1,000


3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Fund's website, www.brandywinefunds.com or by contacting the Fund.)


   Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-877-636-6460 or 1-414-765-4124.

   In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the transfer agent if you need additional assistance with your application.

   If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer and wire transfer now, you can avoid the delay and inconvenience later of having to file an additional form. To add these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 8.

5. Enclose your check.  Make your check payable to Brandywine Advisors Fund.

   All checks must be drawn on U.S. banks and payable in U.S. dollars.  The
Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

   U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

6. Send application and check to:

BY MAIL

   FOR FIRST CLASS MAIL
   Brandywine Advisors Fund
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

   FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
   Brandywine Advisors Fund
   c/o U.S. Bancorp Fund Services, LLC
   615 E. Michigan St., 3rd Floor
   Milwaukee, WI 53202-5207

   PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.

BY WIRE

  You may purchase shares by wire transfer.

  Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

  Subsequent Investments by Wire - Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Advisors Fund
  (shareholder account number)
  (shareholder registration)


  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

  1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This means that all purchases made through Servicing Agents are not subject to the Fund's minimum investment requirements.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Fund or made in accordance with the wiring instructions on page 6. Shares of the Fund have not been registered for sale outside of the U.S.

SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued.

                            HOW TO GET IN TOUCH WITH
                            BRANDYWINE ADVISORS FUND

               If you have any questions, please call one of our
                      Investor Service Representatives at:
                        1-877-636-6460 or 1-414-765-4124
                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES OF
                            BRANDYWINE ADVISORS FUND

  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 6. The Fund does not accept telephone orders for purchase of shares.

  Make your check payable to Brandywine Advisors Fund.

  All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept cash or checks made payable to third parties.

                             HOW TO SELL SHARES OF
                            BRANDYWINE ADVISORS FUND

IMPORTANT TAX NOTE:

  ANY SALE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

  You may sell (redeem) some or all of your shares at any time during normal business hours.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  o   the account number(s)

  o   the amount of money or number of shares being redeemed


  o   the name(s) on the account


  o   your daytime phone number

  o the signature(s) of all registered account owners, if you plan to request a redemption in writing

  o a signature guarantee is also required under special circumstances, including...

      1. If you wish the check to be sent to an address or person other than as registered with the Fund.

      2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

      3. When changing ownership on an account.


      4. When automated bank information is being changed or added to an account.


  o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-877-636-6460 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE


  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.


SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL

  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.

BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").

BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                      DISCLOSURES RELATED TO MARKET TIMING


  Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the Fund that have been disruptive to the Fund.



  The Fund's officers receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The Fund's officers will report to the Board of Directors any such unusual trading in shares of the Fund. In such event, the Fund's Board of Directors will reconsider its decision not to adopt policies and procedures.



  This policy does not affect the Fund's right to reject any purchase request. The Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Fund intends to distribute annually all of its net earnings in the form of dividends and capital gains distributions. As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, distributions shareholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-877-636-6460 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1. REINVESTMENT

   Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2. DIVIDENDS AND CAPITAL GAINS IN CASH

   Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

  If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

  If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at the Fund's current net asset value and all subsequent distributions will also be reinvested.

  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Fund will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Fund's record date before investing.

  The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Fund. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU") we offer 24-hour a day shareholder service. Just call 1-877-636-6460 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEBSITE

  Visit the Fund's site at:
     http://www.brandywinefunds.com

ACCOUNT MINIMUMS

  The Fund reserves the right to redeem the shares held in any account, other than an IRA or an account with a Servicing Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC.

  The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. Any written redemption request received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-877-636-6460 or 1-414-765-4124.

                            BRANDYWINE ADVISORS FUND

                                                                                                             FOR THE PERIOD
                                                           FOR THE YEARS ENDED            FOR THE PERIOD        10/01/00
                                                              SEPTEMBER 30,                  10/31/00        (COMMENCEMENT
                                                     -------------------------------     (EFFECTIVE DATE)    OF OPERATIONS)
                                                     2004         2003          2002      THROUGH 9/30/01   THROUGH 10/31/00
                                                     ----         ----          ----      ---------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 8.42       $ 7.29        $ 8.34         $10.48             $10.00

Income from investment operations:
   Net investment loss(1)<F7>                        (0.07)       (0.06)        (0.06)         (0.08)              0.00
   Net realized and unrealized
     gains (losses) on investments                    0.87         1.19         (0.99)         (2.06)              0.48
                                                    ------       ------        ------         ------             ------
Total from investment operations                      0.80         1.13         (1.05)         (2.14)              0.48

Less distributions:
   Dividend from net investment income                  --           --            --             --                 --
   Distribution from net realized gains                 --           --            --             --                 --
                                                    ------       ------        ------         ------             ------
Total from distributions                                --           --            --             --                 --
                                                    ------       ------        ------         ------             ------
Net asset value, end of period                      $ 9.22       $ 8.42        $ 7.29         $ 8.34             $10.48
                                                    ------       ------        ------         ------             ------
                                                    ------       ------        ------         ------             ------
TOTAL RETURN                                          9.50%       15.50%       (12.59%)       (20.42%)*<F8>        4.80%*<F8>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's $)          140,646      128,606       108,692         26,687             26,456
   Ratio of expenses
     to average net assets                            1.20%        1.22%         1.25%          1.68%**<F9>        1.73%**<F9>
   Ratio of net investment loss
     to average net assets                           (0.75%)      (0.75%)       (0.77%)        (0.94%)**<F9>      (0.58%)**<F9>
   Portfolio turnover rate                           269.5%       269.5%        258.7%         264.5%              20.6%

(1)<F7> In 2004, 2003 and 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
  *<F8>    Not Annualized.
 **<F9>    Annualized.

                    BRANDYWINE ADVISORS FUND PRIVACY POLICY

Your privacy is important to all of us at the Brandywine Advisors Fund.

We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Fund's transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine Advisors Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.

                        (BRANDYWINE ADVISORS FUND LOGO)

                            Brandywine Advisors Fund
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-877-636-6460 or 1-414-765-4124

To learn more about Brandywine Advisors Fund, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Fund. The Brandywine Advisors Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Advisors Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available, without charge, by calling 1-877-636-6460 or 1-414-765-4124 or by writing to:

  Brandywine Advisors Fund
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Advisors Fund may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Advisors Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Advisors Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Please refer to Brandywine Advisors Fund's Investment Company Act File No. 811-06221 when seeking information about the Fund from the Securities and Exchange Commission.